UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 18, 2007
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibits
Signatures
EXHIBIT INDEX
Press Release dated July 19, 2007
Press Release dated July 18, 2007

Item 2.02 Results of Operations and Financial Condition
     On July 19, 2007, TRM Corporation issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of the press release, including unaudited financial information released as a part thereof, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act.
Item 7.01 Regulation FD Disclosure
     On July18, 2007, TRM Corporation issued a press release announcing that it will issue its earnings press release for the quarter ended March 31, 2007 on Thursday, July 19, 2007. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
     The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Exhibits
     (d) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description

99.1	Press Release dated July 19, 2007, announcing financial results for the quarter ended March 31, 2007.

99.2	Press Release dated July 18, 2007, announcing that TRM Corporation will issue its earnings press release for the quarter ended March 31, 2007 on Thursday, July 19, 2007.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation

Date: July 19, 2007	By:	/s/ Daniel E. O’Brien

Daniel E. O’Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 19, 2007, announcing financial results for the quarter ended March 31, 2007.

99.2	Press Release dated July 18, 2007, announcing that TRM Corporation will issue its earnings press release for the quarter ended March 31, 2007 on Thursday, July 19, 2007.

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